UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2025

CYBER APP SOLUTIONS CORP.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-41946	98-1585090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Bering Drive Suite 875 Houston, Texas	77057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 713 400-2987

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CYRB	OTC Pink Open Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 7, 2025, Cyber App Solutions Corp. (the “Company”), entered into a loan agreement (the “Loan Agreement”), with an investor (the “Lender”), which provides for a loan to the Company in the principal amount of $150,000 (the “Funding Amount”).

The amount owed under the Loan Agreement is expected to be repaid (i) within two weeks of the listing of our common stock (“common stock”) for trading on the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the New York Stock Exchange, NYSE Amex or any other National Securities Exchange (as defined in the Securities Exchange Act of 1934) (the “Applicable Exchange”) or (ii) if the common stock is not listed for trading on the Applicable Exchange, on March 7, 2026. The amount owed under the Loan Agreement will bear an annual interest rate of 20%.

Under the Loan Agreement, the Funding Amount is convertible, in whole or in part, at the option of the Lender, into shares of common stock at a conversion price of $3.00.

The Company issued, as consideration for the loan under the Loan Agreement, 60,000 shares of commons stock to Lender (the “Commitment Shares”).

The Loan Agreement contains customary representations and warranties, affirmative covenants and negative covenants for loan agreements. The Loan Agreement contains events of default customary for loan agreements of this nature.

This description of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement, which will be filed as an exhibit to the Annual Report on Form 10-K for the year ended December 31, 2024, to be filed with the Securities and Exchange Commission.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Commitment Shares to be issued to the Lender pursuant to the Loan Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered pursuant to an exemption provided under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBER APP SOLUTIONS CORP.

Date: March 12, 2025	By:	/s/ Steven Looper
Steven Looper, Chief Executive Officer and President

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